UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004
                                                         ----------------

                           Solomon Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-50532                   52-1812208
         --------                      ---------                   ----------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
       of incorporation)                                        Identification No.)

                         1400 L & R Industrial Boulevard
                          Tarpon Springs, Florida 34689
                          -----------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (727) 934-8778
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

-   "may"
-   "will"
-   "should"
-   "estimates"
-   "plans"
-   "expects"
-   "believes"
-   "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2003.

Section 5 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant

(a)  Previous Independent Accountants

     (i) On October 22, 2004, Solomon Technologies, Inc. (the "Registrant") dismissed Radin, Glass & Co., LLP as its independent accountants.

     (ii) The reports of Radin, Glass & Co., LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in its report for the past two fiscal years, Radin, Glass & Co., LLP has included an opinion that, due to the Registrant's accumulated losses and net losses and cash used in operations, there was substantial doubt as to the Registrant's ability to continue as a going concern.

     (iii)The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through October 22, 2004, there have been no disagreements with Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.


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
     (v) The Registrant has requested that Radin, Glass & Co., LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 25, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New Independent Accountants

     (i) The Registrant engaged UHY Advisors, of Hartford, Connecticut, as its new independent accountants as of October 25, 2004. During the two most recent fiscal years and through October 25, 2004, the Registrant has not consulted with UHY Advisors regarding any of the following:

          (1)  The   application   of  accounting   principles  to  a  specified
               transaction, either completed or proposed;

          (2) The type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue;

          (3) Any matter that was the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B; or

          (4) An event of a type identified in Item 304(a)(1)(iv) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     16.1 Letter from Radin, Glass & Co., LLP to the Securities and Exchange Commission dated October 25, 2004.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOLOMON TECHNOLOGIES, INC.
                                        (Registrant)


Dated:  October 25, 2004                By:/s/ Peter W. DeVecchis, Jr.
                                           -----------------------------
                                           Peter W. DeVecchis, Jr.
                                           President
                                           (Principal Executive Officer)


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